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                                                                    Exhibit 23.2

                                    Consent
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          We hereby consent to use in this Registration Statement on Form S-4 of
Swann BancShares, Inc., of our opinions dated October 19, 2001, accompanying the financial statements and appearing in the prospectus which is a part of the Registration Statement and to the reference to us in the prospectus under the heading "Experts."

          November 20, 2001.



                                           /s/ Aldridge, Borden & Company, P.C.
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                                           ALDRIDGE, BORDEN & COMPANY, P.C.